                                                                 EXHIBIT 10.10.1

                                NOTICE TO TENANTS

Please be advised that effective as at January 3, 2000, MARCO INVESTMENTS (ALBERTA) LTD. is the Purchaser and accordingly entitled to collect all rentals relating to the property described as 2219-4th Street S.W., Calgary, Alberta.

DATED at the City of Calgary, in the Province of Alberta, this 3 day of December, A.D. 1999.

                                   CERTUS DEVELOPMENTS INC.

                                   Per: /s/ [signature illegible]
                                        -----------------------------------

                                   Per: /s/ [signature illegible]
                                        -----------------------------------

RE:   Assignment of Lease (the Lease) dated December ___, 1999

      TAKE NOTICE that MARCO INVESTMENTS (ALBERTA) LTD. ("your Landlord") has granted to ROYAL TRUST CORPORATION OF CANADA (the "Mortgagee") a Specific Assignment of Leases ("the Specific Assignment") dated December ___, 1999, a true copy of which is attached hereto as Schedule "A", with respect to your Lease. Without prejudice to the actual provisions of the Specific Assignment, your attention is particularly drawn to the following:

(a) all monies payable under the Lease must henceforth be paid in accordance with written instructions given from time to time by the Mortgagee, but (subject to paragraph (b) hereof) until the Mortgagee gives you written notice to the contrary, you are to continue to make payments to your Landlord as provided for under the Lease; and

(b) except as permitted in the Specific Assignment, you will not prepay any rent or other monies under the Lease, or agree to the amendment, extension, cancellation or surrender of the Lease, without the prior written consent of the Mortgagee.

      Please sign the acknowledgement below and return to us the duplicate copy of this notice, so acknowledged.

DATED at Calgary, Alberta on December 21st, 1999.

                              ROYAL TRUST CORPORATION OF CANADA, by its solicitors & agents,


                              By: /s/ ROBERT A. BENSON
                                  ----------------------------------------
                                  Robert A. Benson
                                  Barrister & Solicitor


                                ACKNOWLEDGEMENT

TO:   ROYAL TRUST CORPORATION OF CANADA

      The undersigned hereby acknowledges receipt of;

(a)   the above NOTICE OF ASSIGNMENT OF LEASES; and

(b) a true copy of the above mentioned SPECIFIC ASSIGNMENT attached as Schedule "A" to the Notice of Assignment of Leases,

      and agrees to abide by the terms and conditions of the Specific
      Assignment.

DATED at Calgary, Alberta on February 1, 2000.

                              FreeRealTime.com, Inc.

                              By: /s/ [signature illegible]
                                  ----------------------------------------

                                     PRESIDENT
                              --------------------------------------------
                              Title

                   TENANT'S ACKNOWLEDGEMENT OF STATUS OF LEASE

TO:   ROYAL TRUST CORPORATION OF CANADA (the"Mortgagee")

RE:   MORTGAGE LOAN TO MARCO INVESTMENTS (ALBERTA) LTD. (the" Mortgagor")

      on the security of the following lands and premises (the "Lands"):

      PLAN CALGARY 4453L
      BLOCK SIX (6)
      LOTS TWELVE (12) AND THIRTEEN (13) AND THE EAST HALF OF LOT FOURTEEN (14) EXCEPTING AS TO SURFACE ONLY THE CORNER CUTS ON PLAN 6984 JK

      This acknowledgment is provided to the Mortgagee as a lender upon the security of a mortgage of the Lands dated December __, 1999 from Marco Investments (Alberta) Ltd. as Landlord.

1.    The undersigned tenant acknowledges, covenants and represents that:

      (a) It is a tenant of all or part of the Lands described above under a lease (the "Lease") dated October 25, 1999.

      (b) The Lease is in full force and effect and binding upon the undersigned, has not been amended, modified or extended, and will not be amended, modified or extended without the Mortgagee's consent.

      (c) The Mortgagor is not presently in default of its obligations under the Lease and the undersigned does not presently have any dispute with the Mortgagor with respect thereto.

      (d) No rent payable under the Lease has been prepaid or will be paid prior to the due date thereof, except as permitted under the Lease.

      (e) To the knowledge of the undersigned, neither the Lease nor the rents payable thereunder have been previously assigned by the Mortgagor.

      (f) None of the undersigned's obligations under the Lease is subject to any right of set-off.

      (g)   The undersigned has taken possession of its leased premises.

2. The undersigned acknowledges the assignment to the Mortgagee of all rents now or hereafter to become due and payable under the Lease and agrees that it shall pay such rent in accordance with any notice delivered by the Mortgagee. The undersigned agrees that neither such assignment nor anything done by the Mortgagee thereunder (including receipt of rents) shall make the Mortgagee liable on any of the covenants or agreements of the landlord under the Lease or impose upon the Mortgagee any of the obligations of the landlord.

      Dated at Calgary, Alberta, on February 1, 2000.


                                   FreeRealTime.com, Inc.

                                   Per: /s/ [signature illegible]
                                        ---------------------------------
                                        (Affix corporate seal here)

                                           PRESIDENT
                                   --------------------------------------
                                   Title

                         SPECIFIC ASSIGNMENT OF LEASES

                                                       Dated: December 23, 1999

TO:   ROYAL TRUST CORPORATION OF CANADA
                      (the "Mortgagee")

WHEREAS:

A. MARCO INVESTMENTS (ALBERTA) LTD. (the "Mortgagor") is the legal and beneficial owner of that certain parcel of land and premises (the "Lands") situate in Alberta and described as follows:

      PLAN CALGARY 4453L
      BLOCK SIX (6)
      LOTS TWELVE (12) AND THIRTEEN (13) AND THE EAST HALF OF LOT FOURTEEN (14) EXCEPTING AS TO SURFACE ONLY THE CORNER CUTS ON PLAN 6984 JK

B. The Mortgagor is granting to the Mortgagee a mortgage (the "Mortgage") of the Lands of even date herewith and to be registered against the title to the Lands to secure, inter alia, payment of the principal sum of $314,806.00 together with interest thereon and all other monies due thereunder (the "Loan");

C. The Mortgagor (or a prior registered owner of the Lands) has entered into leases (the "Leases") with respect to the Lands or parts thereof as more particularly set forth on Schedule "A" hereto;

D. The Mortgagee will not advance the Loan unless these presents are executed;

NOW THEREFORE in consideration of the premises and of the sum of $1.00 now paid by the Mortgagee to the Mortgagor and other good and valuable consideration, the receipt and sufficiency of which the Mortgagor hereby acknowledges, the Mortgagor hereby covenants and agrees that:

1. The Mortgagor hereby assigns, transfers and sets over to the Mortgagee the Leases and the rents and other payments due or accruing due thereunder, and all other benefit and advantage to be derived therefrom, including the full benefit of all covenants and provisions contained in the Leases, the benefit of all guarantees of payment with respect thereto, the power to amend, modify, extend, cancel or terminate any Lease or accept any surrender thereof and the power to waive any default by a tenant thereunder.

2.    The Mortgagor represents and warrants that:

      (a)   each of the Leases is a good, valid and subsisting lease;

      (b) the Leases have not been amended, modified or extended except as set forth in Schedule "A" and as disclosed to the Mortgagee;

      (c) neither the Mortgagor nor any of the tenants under the Leases are presently in default of any of their obligations thereunder, nor do any of them presently have any dispute with any party thereto;

      (d) the rent payable under each of the Leases has not been demanded, collected, accepted or paid in advance of the time for payment thereof or otherwise than in the manner set forth in such Lease;

      (e) neither the Leases nor the rents payable thereunder are currently subject to any assignment, pledge, hypothecation or other encumbering by the Mortgagor (or any prior registered owner of the Lands), and the Mortgagor is absolutely and solely entitled to such rents; and

      (f) there are no existing or future rights of set-off, assignment, commutation or prepayment with respect to the rents payable under any of the Leases.

3.    The Mortgagor covenants and agrees as follows:

      (a) to at all times observe and perform all its obligations under the Leases, and to promptly provide to the Mortgagee on request a true copy of each Lease;

      (b) not to amend, modify, extend, cancel or terminate any Lease or accept any surrender thereof except with the prior written consent of the Mortgagee;

      (c) not to demand, collect or accept any rent payable under any of the Leases more than one month in advance of the time for payment thereof (except to the extent provided for under the Leases), except with prior written consent of the Mortgagee; and

      (d) not to further assign, pledge, hypothecate or otherwise encumber the Leases or the rents payable thereunder.

4. This assignment shall continue as security until the Loan is fully prepaid. The giving of this assignment is by way of additional and collateral security for the Loan and not in substitution for or in satisfaction of the Mortgage or of any other collateral security and will not in any way derogate from or delay or prejudice any rights or remedies to which the Mortgagee may be entitled under the Mortgage or under any other security collateral thereto or at law or at equity, and will not in any way prejudice or limit the Mortgagor's obligations under the Mortgage or under any such other security. Default by the Mortgagor under any of the provisions hereof shall constitute a default under the Mortgage.

5. Neither this assignment nor anything contained herein shall bind the Mortgagee to recognize any or all of the Leases nor in any way render the interest of the Mortgagee under the Mortgage subject to any of the Leases. The Mortgagor hereby indemnifies the Mortgagee against and will hold the Mortgagee harmless from any and all liability, loss or damage which the Mortgagee may suffer or incur under any of the Leases and of and from any and all claims and demands whatsoever which may be asserted against the Mortgagee by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms of any of the Leases and any such liability, loss or damage together with interest thereon at the rate prescribed in the Mortgage shall be secured hereby and by the Mortgage and shall be payable upon demand.

6. The Mortgagor hereby grants to the Mortgagee full power and authority, with or without entry upon the Lands, to enforce the covenants and provisions set forth in the Leases, including the power and authority to demand, collect, sue for, distrain for, recover, receive and give receipts for the rents under the Leases, in the Mortgagee's own name or in the name of and as agent for the Mortgagor, as the Mortgagee may elect, and the Mortgagor hereby grants to the Mortgagee irrevocable authority to join the Mortgagor in any such proceedings or actions, whether judicial or extra-judicial.

7. The parties agree that this Assignment is an actual assignment effective as of the date hereof and that the Mortgagee may at its option, serve on each of the tenants under the Leases a notice with regard to this assignment and the disposition of future rents under the Leases. For the consideration aforesaid and in further consideration of the Mortgagee directing the tenants to continue to pay to the Mortgagor the rentals and other monies due under the Leases on but not prior to accrual until further notices are received from the Mortgagee (which notices, at the Mortgagee's discretion, are to be provided upon a default on the part of the Mortgagor occurring under these presents or under the Mortgage or under any of the Mortgagor's obligations to the Mortgagee under any other security for the Loan), the Mortgagor hereby covenants and agrees with the Mortgagee that upon the Mortgagee in its unfettered discretion being of the opinion that a default as aforesaid has occurred and thereafter serving on the tenants notices in writing requiring such tenants to thereafter pay the rents and other monies due under the Leases to the Mortgagee, the Mortgagor shall cause payment to the Mortgagee of the said rentals and other monies, and none of such tenants (or guarantors or indemnifiers) shall be obliged to inquire as to the Mortgagee's right thereto, and the Mortgagor hereby acknowledges that any and all payments which may be effected by, or on behalf of, a tenant pursuant to any such notices, shall to the extent of any such payment, operate as a discharge of each such tenant of and in respect of rent or other monies due and payable under such Lease. Upon demand made by the Mortgagee on the tenant under any of the Leases or on any person otherwise liable for any of the rents thereunder, such tenant or person shall, and is hereby authorized and directed to pay to or upon the Mortgagee's order, and without any inquiry of any nature, all rents then or thereafter accruing under the Leases, and such demand shall be sufficient authority for the said tenant or person to pay such rents to the Mortgagee, without reference to whether such demand is made in accordance with this agreement.

8. Nothing herein set forth will be deemed to make the Mortgagee responsible for the collection of the rents or for the observance or performance of any of the provisions of the Leases either by the Mortgagor or by any holders of the Leases, or to render the Mortgagee a mortgagee in possession of the Lands or in any way accountable or liable as such, or to impose any obligation on the Mortgagee to take any action or to exercise any remedy on the collection or recovery of the rents or to sell to or enforce the performance of the obligations and liabilities of any person under or in respect of all or any of the Leases.

9. The Mortgagee will be liable to account to the Mortgagor for only such monies as it actually receives in its hands pursuant to this assignment, after deduction of any collection charges, inspection fees, costs as between solicitor and his own client, and other expenses to which the Mortgagee may be put in respect thereof, and the balance of such monies, when so received by the Mortgagee will be applied on account of the Loan.

10. In the event that a proposal or a notice of intention to file a proposal is filed under the Bankruptcy and Insolvency Act (Canada) by a tenant under a Lease, and such tenant thereby seeks to repudiate that Lease:

      (a) all benefits which might otherwise accrue to the Mortgagor as landlord including, without limitation, all monies required to be paid as aforesaid, shall be paid to the Mortgagee, all of which such benefits and monies being hereby assigned to the Mortgagee. All monies so received by the Mortgagee shall, at the Mortgagee's option, either be paid to the Mortgagor in whole or in part (the amounts to be determined at the absolute discretion of the Mortgagee) or be applied on account of the Loan; and

      (b) all notices which may be given to the Mortgagor as landlord, shall also be given to the Mortgagee, and all right of the Mortgagor as landlord to respond (including the making of any objection or the taking of any other step) with respect to the tenant's proposal or repudiation of the Lease shall be vested in the Mortgagee who shall have the right (but not the obligation), as agent and in the name of the Mortgagor or otherwise, to respond in such manner as to the Mortgagee may seem fit. It is understood and agreed that if the Mortgagee responds as aforesaid, the Mortgagee shall be entitled to prefer its own interests (as mortgagee) over that of the Mortgagor, and the Mortgagor agrees to and does hereby indemnify the Mortgagee against all costs, proceedings, claims and demands which may be made against the Mortgagee in or as a result of the Mortgagee responding as aforesaid.

11.   (a)   The Mortgagor will execute such further assurances as the Mortgagee may reasonably require from time to time to perfect this assignment.

      (b)   Time will be of the essence hereof.

      (c) This assignment will be governed by the laws of the Province of Alberta.

      (d) Where the context so requires all references herein to the singular will be construed to include the plural, the masculine to include the feminine and neuter genders and, where necessary, a body corporate, and vice versa; and in any case where this assignment is executed by more than one party, all provisions hereof shall be construed and taken as against such executing parties as joint and several.

      (e) This assignment will enure to the benefit of and be binding upon the Mortgagor and the Mortgagee and their respective heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF this assignment has been executed under seal as of the date first written above.

                              MARCO INVESTMENTS (ALBERTA) LTD.

                              Per: /s/ [signature illegible]
                                   --------------------------------------

                              Per: /s/ [signature illegible]
                                   --------------------------------------
                                   (Affix corporate to seal here)

                                  SCHEDULE "A"

                                           Date of Lease
Name of Tenant                   (and any amendments or extensions)           Term of Lease
--------------                   ----------------------------------           --------------
Royal Bank of Canada             January 30, 1997                             Expires September
                                                                              30, 2007, with two
                                                                              five year options to
                                                                              renew

Starbucks Corporation            March 5, 1997                                Expires Feb 28
o/a Starbucks Coffee Company                                                  2008 with 2 five year
                                                                              options to renew

FreeRealTime.com, Inc.           October 25, 1999                             Expires December 1,
                                                                              2004 with a right to
                                                                              renew for a 5 year
                                                                              term